INCOME TAXES	12 Months Ended
Dec. 31, 2019
Income Tax Disclosure [Abstract]
INCOME TAXES
INCOME TAXES

The components of earnings (loss) before income taxes consist of the following:

	2019	2018	2017
Canadian	$(23,901)	$10,880	$7,205
Foreign	(35,717)	(34,574)	512
Earnings (loss) before income taxes	$(59,618)	$(23,694)	$7,717

The income tax expense (recovery) consists of:

	2019	2018	2017
Canadian:
Current	$126	$101	$28
Deferred	8,706	(4,508)	1,665
	$8,832	$(4,407)	$1,693
Foreign:
Current	$2,083	$2,500	$2,347
Deferred	5	2,823	(841)
	$2,088	$5,323	$1,506
Total:
Current	$2,209	$2,601	$2,375
Deferred	8,711	(1,685)	824
	$10,920	$916	$3,199

The reconciliation of income taxes calculated at the statutory rate to the actual income tax provision for the years ended December 31 was as follows:

	2019	2018	2017
Income tax expense (recovery) at Canadian statutory income tax rates of 26.99% (2018 - 26.99%; 2017 - 26.01%)	$(16,080)	$(6,330)	$1,979
Increase (decrease) in income taxes for:
Permanent and other differences	(1,363)	2,173	(1,452)
Change in statutory/foreign tax rates and foreign exchange rates	1,073	4,238	1,049
Change in valuation allowance	26,741	1,041	1,571
Stock-based compensation expense	1,287	1,973	1,633
Adjustment to prior years	(738)	(2,179)	(1,581)
Income tax expense	$10,920	$916	$3,199

Deferred tax assets and liabilities

The tax effects of temporary differences that give rise to significant deferred tax assets and deferred tax liabilities were as follows at December 31:

	2019	2018
Deferred income tax assets (liabilities)
Property and equipment	$(3,320)	$1,289
Non capital loss carry-forwards	93,729	89,499
Capital loss carry-forwards	3,314	3,195
Scientific research and development expenses and credits	25,437	20,004
Reserves and other	19,869	16,044
Investments	(1,106)	(801)
Acquired intangibles	(6,591)	(10,022)
Lease liabilities	6,144	—
	137,476	119,208
Valuation allowance	140,301	113,560
	$(2,825)	$5,648

	2019	2018
Classification:
Assets
Non-current	$2,096	$11,751
Liabilities
Non-current	(4,921)	(6,103)
	$(2,825)	$5,648

At December 31, 2019, we have provided for a valuation allowance on our deferred tax assets of $140,301 (2018 - $113,560).

At December 31, 2019, we have Canadian net operating loss carry-forwards of $1,808 that expire in 2039 to offset future Canadian taxable income, and allowable capital loss carry-forwards of $11,917 that are available, indefinitely, to be deducted against future Canadian taxable capital gains.  In addition, we have investment tax credits of $22,585 and $10,109 available to offset future Canadian federal and provincial income taxes payable, respectively.  The investment tax credits expire between 2030 and 2039.  At December 31, 2019, our U.S. subsidiary has $6,445 of California research & development tax credits which may be carried forward indefinitely.

At December 31, 2019, net operating loss carry-forwards for our foreign subsidiaries were $65,489 for U.S. income tax purposes, of which, $9,860 may be carried forward indefinitely, and $55,629 expires between 2021 and 2037, $6,531 for Sweden income tax purposes, $25 for Norway income tax purposes, $60,294 for Luxembourg income tax purposes, and $231,025 for French income tax purposes.  The Sweden, Norway, Luxembourg and French net operating loss carry-forward may be carried forward indefinitely. Our foreign subsidiaries may be limited in their ability to use foreign net operating losses in any single year depending on their ability to generate significant taxable income.  In addition, the utilization of the U.S. net operating losses is also subject to ownership change limitations provided by U.S. federal and specific state income tax legislation. The amount of French net operating losses deducted each year is limited to €1.0 million plus 50% of French taxable income in excess of €1.0 million. Our French net operating losses carry-forward is subject to the “continuity of business” requirement.  Our French subsidiaries also have research tax credit carried forward of $3,627 and employment tax credit carried forward of $184 as at December 31, 2019.  The French tax credits may be used to offset against corporate income tax and if any tax credits are not fully utilized within a three-year period following the year the tax credits are earned, it may be refunded by the French tax authorities. Tax loss and tax credits carry-forwards are denominated in the currency of the countries in which the respective subsidiaries are located and operate.  Fluctuations in currency exchange rates could reduce the U.S. dollar equivalent value of these tax loss and research tax credit carry forwards in future years.

In assessing the realizability of our deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized.  The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during periods in which temporary differences become deductible and the loss carry-forwards or tax credits can be utilized.  Management considers projected future taxable income and tax planning strategies in making our assessment.

Accounting for uncertainty in income taxes

At December 31, 2019, we had gross unrecognized tax benefits of $4,628 (2018 — $4,482).  Of this total, $447 (2018 — $652) represents the amount of unrecognized tax benefits that, if recognized, would favorably impact our effective tax rate.

Below is a reconciliation of the total amounts of unrecognized tax benefits for the years ended December 31:

	2019	2018
Unrecognized tax benefits, beginning of year	$4,482	$4,418
Increases — tax positions taken in prior periods	49	3
Increases — tax positions taken in current period	—	—
Settlements and lapses of statute of limitations	97	61
Unrecognized tax benefits, end of year	$4,628	$4,482

We recognize interest expense and penalties related to unrecognized tax benefits within the provision for income tax expense on the consolidated statement of operations.  At December 31, 2019, we had increased $56 (2018 - increased $29) for accruals of interest and penalties.

In the normal course of business, we are subject to audit by the Canadian federal and provincial taxing authorities, by the U.S. federal and various state taxing authorities and by the taxing authorities in various foreign jurisdictions.  Tax years ranging from 2006 to 2019 remain subject to examination in Canada, the United States, the United Kingdom, France, Germany, Australia, China, Hong Kong, Brazil, South Africa, Japan, Korea, Taiwan, Italy, Sweden, Norway, India, Spain, and Luxembourg.

The Company regularly engages in discussions and negotiations with tax authorities regarding tax matters in various jurisdictions. The Company believes it is reasonably possible that certain tax matters may be concluded in the next 12 months. The Company estimates that the unrecognized tax benefits at December 31, 2019 could reduce by approximately $234 in the next 12 months.

Deferred taxes on foreign earnings

No provision for taxes has been provided on undistributed foreign earnings, as it is the Company’s intention to indefinitely reinvest undistributed earnings of its foreign subsidiaries. It is not practical to estimate the income tax liability that might be incurred if there is a change in management’s intention in the event that a remittance of such earnings occur in the future.